UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

THE QUIGLEY CORPORATION

(Name of Registrant as Specified in Its Charter)

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THE QUIGLEY CORPORATION
Kells Building
621 N. Shady Retreat Road
P. O. Box 1349
Doylestown, PA 18901

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS
To be held May 5, 2010

To the Stockholders of the Quigley Corporation:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of THE QUIGLEY CORPORATION, a Nevada Corporation (the “Company”), will be held at The Aldie Mansion, 85 Old Dublin Pike, Doylestown, PA 18901, on Wednesday, May 5, 2010, at 4:00 p.m., Eastern Time, for the following purposes:

(1)	To elect as directors the nominees named in the proxy statement to serve as the Company’s Board of Directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.
(2)	To ratify the appointment of Amper, Politziner & Mattia, LLP as independent auditors for the year ending December 31, 2010.
(3)	To consider and act upon a proposal to amend the Company’s Articles of Incorporation to change the name of the Company to ProPhase Labs, Inc.
(4)	To consider and act upon a proposal to ratify an equity compensation plan (the “2010 Equity Compensation Plan”) under which stock options may be granted to designated employees, directors, consultants and advisors of the Company.
(5)	To consider and act upon a proposal to ratify an equity compensation plan (the “Directors’ Equity Compensation Plan”) under which stock options and restricted stock may be granted to non-employee directors of the Company.
(6)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, and 5. Only stockholders of record at the close of business on March 31, 2010, will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy or a written notice of revocation with the Secretary of the Company, or by voting in person at the Annual Meeting. If a stockholder is not attending the Annual Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Annual Meeting.

IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE SHARES TO THE MEETING.

By Order of the Board of Directors
/s/ Ted Karkus Ted Karkus Chairman of the Board and Chief Executive Officer

Doylestown, PA
April __, 2010

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

THE QUIGLEY CORPORATION
Kells Building
621 N. Shady Retreat Road
P. O. Box 1349
Doylestown, PA 18901

ANNUAL MEETING OF STOCKHOLDERS
To be held May 5, 2010

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THE QUIGLEY CORPORATION
Kells Building
621 N. Shady Retreat Road
P.O. Box 1349
Doylestown, PA 18901

PROXY STATEMENT

April __, 2010

This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies (“Proxies,” or if one, a “Proxy”) by the Board of Directors (the “Board”) of The Quigley Corporation (the “Company”) for use at the 2010 Annual Meeting of Stockholders of the Company to be held at The Aldie Mansion, 85 Old Dublin Pike, Doylestown, PA 18901, on Wednesday, May 5, 2010, at 4:00 p.m., Eastern Time, and any adjournments or postponements thereof (the “Annual Meeting”).

The principal executive offices of the Company are located at the Kells Building, 621 N. Shady Retreat Road, P.O. Box 1349, Doylestown, Pennsylvania 18901. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is April __, 2010.

At the Annual Meeting, the following proposals will be presented to the stockholders for approval:

(1)	To elect as directors the nominees named in this Proxy Statement to serve as the Company’s Board of Directors for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.
(2)	To ratify the appointment of Amper, Politziner & Mattia, LLP as independent auditors for the year ending December 31, 2010.
(3)	To consider and act upon a proposal to amend the Company’s Articles of Incorporation to change the name of the Company to ProPhase Labs, Inc.
(4)	To consider and act upon a proposal to ratify an equity compensation plan (the “2010 Equity Compensation Plan”) under which stock options may be granted to designated employees, directors, consultants and advisors of the Company.
(5)	To consider and act upon a proposal to ratify an equity compensation plan (the “2010 Directors’ Equity Compensation Plan”) under which stock options and restricted stock may be granted to non-employee directors of the Company.
(6)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKER’S STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE SHARES TO THE ANNUAL MEETING.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement, Proxy Card and Annual Report
are available on the internet at: ____________________

Only stockholders of record at the close of business on March 31, 2010 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had ______ shares of Common Stock, par value $0.0005 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by Proxy at the Annual Meeting is required for a quorum.

Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, the shares of Common Stock represented thereby will be voted FOR Proposals 1, 2, 3, 4 and 5, and will be voted in accordance with the judgment of the person or persons voting the Proxy upon any other matter that may properly be brought before the Annual Meeting. The execution of a Proxy will in no way affect a stockholder’s right to attend the Annual Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time prior to the Annual Meeting by written notice of revocation given to the Secretary of the Company prior to the vote to be taken at the Annual Meeting, by execution and delivery of a subsequent Proxy no later than the close of business on May 4, 2010 (the day prior to the Annual Meeting), or by voting in person at the Annual Meeting.

Broker Non-Votes and Abstentions

Broker “non-votes” are included for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. As a result of a recent amendment to rules applicable to most brokers, brokers will not be able to vote shares in uncontested director elections without instruction from the beneficial owner of the shares. The nominees may vote shares without instruction only on matters deemed “routine,” such as the ratification of the appointment of the independent auditors. In addition to the director elections, the proposals with respect to the amendment to the Articles of Incorporation to change the name of the Company, the 2010 Equity Compensation Plan and the 2010 Directors’ Equity Compensation Plan, are all “non-routine” and, accordingly, if you do not provide voting instructions to the broker, bank or other nominee that holds your shares for you, they will not be voted for or against that proposal.

The inspectors of election will treat shares represented by Proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Abstentions and broker non-votes, however, do not technically constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of votes cast and whether stockholder approval of the matter has been obtained. Therefore, an abstention or broker non-vote will not have the effect of a vote for or against the proposal and will not be counted in determining the number of votes required for approval, though they will be counted as present at the Annual Meeting in determining the presence of a quorum.

Copies of the Company’s Annual Report containing audited financial statements of the Company for the year ended December 31, 2009, are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Annual Meeting.

PROPOSAL 1 — ELECTION OF BOARD OF DIRECTORS

The directors of the Company are elected annually and hold office for the ensuing year until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The directors are elected by plurality of votes cast by stockholders. The Company’s Bylaws state that the number of directors constituting the entire Board shall be determined by resolution of the Board. The number of directors currently fixed by the Board is seven.

No Proxy may be voted for more people than the number of nominees listed below. Shares represented by all Proxies received by the Board and not so marked as to withhold authority to vote for any individual director will be voted “FOR” the election of all the nominees named below (unless one or more nominees becomes unable or unwilling to serve). All of the nominees have indicated their willingness to serve if elected, but if any should become unable or unwilling to stand for election, Proxies may be voted for a substitute nominee designated by the Board. No nominations for directors were received from stockholders and no other candidates are eligible for election as directors at the Annual Meeting.

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current directors of the Company, all of whom are being nominated for election to the Board:

Name	Position	Age	Initial Year in Office
Ted Karkus	Chairman of the Board and Chief Executive Officer	50	2009
Mark Burnett	Director	50	2009
John DeShazo	Director	59	2009
Mark Frank	Director	48	2009
Louis Gleckel, MD	Director	54	2009
Mark Leventhal	Director	61	2009
James McCubbin	Director	46	2009

Ted Karkus has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was formerly the managing member of Forrester Financial, LLC, a management consulting firm founded by Mr. Karkus in 2001. Forrester was a management consulting firm providing a wide range of services to emerging-growth companies. Forrester’s services included the structuring and raising of working capital as well as assisting management in developing operational, marketing and financial strategies. Mr. Karkus was the primary investor in all portfolio company financings and had extensive relationships with investment bankers, the media and a network of institutional investors and high net worth individuals. Mr. Karkus was instrumental in assisting the turn around of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GalaxoSmithKline for over $1.4 billion. He provided financing, investment bankers, substantial sponsorship and successfully advocated for the restructuring of management. Mr. Karkus has 25 years of experience in securities and capital markets including 2 years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities and 4 years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Mr. Karkus brings extensive financial structuring as well as operational and marketing strategy experience to the Board, including engineering successful restructuring and turn-around scenarios in the pharmaceutical industry. These skills, as well as Mr. Karkus’s experience as our Chairman and Chief Executive Officer, along with his knowledge of our Company, management skills, and his performance as a Board member of the Company led the Board to conclude that he should continue to serve as a director of the Company.

Mark Burnett has been a member of our Board since June 2009 and currently serves as Chairman of our Audit Committee and as a member of our Compensation Committee. Mr. Burnett is the Executive Vice President and Chief Executive Officer for MercBloc, LLC, which he co-founded in 2007. MercBloc, LLC is a financial services administrator that has raised more than $500 million for investment from over 70 high net worth individuals. Since 1996, Mr. Burnett was in the business of building residential homes in the Nassau County region of Long Island, NY. For over 25 years, he also owned a seat on the New York Mercantile Exchange and started his career trading heating oil and crude oil futures contracts. He is still a member of NYMEX and currently holds memberships in the Chicago Climate Futures Exchange (C.C.F.E.) and the Intellectual Property Exchange International (I.P.X.I.). Mr. Burnett graduated with a double Bachelor of Arts from the State University of New York at Stony Brook in 1981.

Mr. Burnett brings to the Board financial expertise including financial structuring, fund raising and investment experience as well as experience in running a company. This financial background, business experience, independence, and his performance as a Board member of the Company led the Board to conclude that he should be nominated to serve another term as a director.

John DeShazo has been a member of our Board since June 2009 and currently serves as Chairman of our Compensation Committee. Mr. DeShazo is the CEO of FBN Construction Company, Inc. which he founded in 1976. FBN Construction Company has established itself as one of the premier high-end residential construction contractors in the Greater Boston area. He is recognized by the National Association of Home Builders (NAHB) as a Certified Graduate Remodel (CGR), a Certified Aging in Place Specialist, a Certified Green Specialist and holds a Massachusetts and Boston Construction Supervisor’s License. Mr. DeShazo has been recognized as the Builder of the Year and the Remodeler of the Year by the City of Boston and the State of Massachusetts as well as receiving numerous prestigious honors by the Builders Association of Greater Boston.

Mr. DeShazo brings to the Board more than 30 years of operational experience as founder and chief executive, including a deep understanding of how to successfully grow a business. Mr. DeShazo’s financial expertise, business experience, independence, and his performance as a Board member of the Company led the Board to conclude that he should be nominated to serve another term as a director.

Mark Frank has been a member of our Board since June 2009 and currently serves as a member of our Nominating Committee (as defined below) and our Audit Committee. Mr. Frank is the President of a division of GSW Worldwide in Newtown, Pa. GSW is one of the largest health care advertising companies in the world with offices in 13 major markets. Mr. Frank has served as President since 2005 and was Executive Vice President before that. Mr. Frank has extensive marketing, advertising and brand development experience in the areas of pharmaceuticals/biotechnology, medical device and diagnostics and health and wellness. GSW is a subsidiary of inVentiv Health, Inc., a NASDAQ listed corporation. InVentiv Health, Inc. provides a broad range of services to companies in the health care industry and its client roster is comprised of more than 350 leading pharmaceutical, biotech, life sciences and healthcare payor companies, including all top 20 global pharmaceutical manufacturers. Prior to his 11 years with GSW/inVentiv Health, he was a Director of Marketing for Novartis Pharmaceuticals, which develops and markets patent protected prescription drugs, leading the development and marketing of several significant brands in various therapeutic categories. Mr. Frank graduated with a BS degree in Exercise Science in 1983 and a MS degree in Public Health in 1990, both from the University of Massachusetts at Amherst.

Mr. Frank brings to the Board extensive management and marketing, advertising and brand development expertise in the heath care industry. This experience, as well as his independence and his performance as a Board member led the Board to conclude that he should continue to serve as a director.

Louis Gleckel, MD, has been a member of our Board since June 2009 and currently serves as a member of our Nominating Committee (as defined below). Dr. Gleckel co-founded ProHealth Care Associates in 1997, a comprehensive state of the art multi-specialty physician group practice with offices in Long Island and Bronx, NY. He is the Division Chief of Cardiology and Internal Medicine specializing in Preventative Cardiology, Metabolic Syndrome and Internal Medicine with particular emphasis on complications from high risk patients having Diabetes and Heart Disease. He was named to New York Magazine’s Best Doctors list for 3 years, New York Metro Area Best Doctors list for 14 years and the new 2008 Nassau County Best Doctors list. For over 10 years Dr. Gleckel has been a team physician for the NY Jets and NY Islanders as well as for the tennis players at the US Open. Dr. Gleckel also served as Chairman of the Board of Invicta Corporation, a development stage company that designed, manufactured and marketed photochromic eyeglass lenses, for approximately 4 years until his resignation in February 2005.

Dr. Gleckel brings to the Board extensive knowledge of the medical, pharmaceutical and related industries as well as experience in successful business development and board service. This experience, as well as his independence and his performance as a Board member led the Board to conclude that he should be nominated to serve another term as a director.

Mark Leventhal has been a member of our Board since June 2009 and currently serves as the Chairman of the Nominating Committee (as defined below) and as a member of our Compensation Committee. In 1974, he joined The Beacon Companies, LLP, a family business that developed office buildings, hotels, retail and multi family housing throughout the United States. Some of the projects in the Boston area included Rowes Wharf consisting of 100 luxury condos, 400,000 square feet of office space, a 230 room hotel, and a marina; One Post Office Square 750,000 sq. ft. of office space; three additional hotels (over 700 rooms) including the Meridian Hotel; over 2500 multifamily housing units in and around Boston; and One, Two and Three Center Plaza. Many of these properties formed the foundation for Beacon Properties, a REIT which went public with a $400 million valuation in 1994 and was listed on the New York Stock Exchange. Beacon Properties was subsequently sold to Equity Office Properties, an owner and operator of a national portfolio of office buildings, for approximately $4.4 billion in 1997. Since that time, Mr. Leventhal has continued to invest in real estate in Massachusetts, Rhode Island and Connecticut. Mr. Leventhal holds a Bachelor’s degree in Civil Engineering from Northeastern University.

Mr. Leventhal brings to the Board more than 30 years of business and financial expertise. This experience, as well as his independence and his performance as a Board member led the Board to conclude that he should be nominated to serve another term as a director.

James McCubbin has been a member of our Board since June 2009 and currently serves as a member of our Audit Committee. He is the Executive Vice President and Chief Financial Officer of WidePoint Corporation, an AMEX listed corporation. He also serves on WidePoint’s Board of Directors and is its Secretary and Treasurer. WidePoint is a leading provider of Identity Access Management and Multi-Factor Authentication solutions offering advanced information technology through its innovative solutions to the government and commercial markets. Mr. McCubbin was promoted to Executive Vice President and Chief Financial Officer of WidePoint in May 2008. Prior to that time, from August 1998 till May 2008, Mr. McCubbin served as WidePoint’s Vice President and Chief Financial Officer. Prior to that time, from December 1997 to August 1998, Mr. McCubbin served as WidePoint’s Vice President, Controller, Assistant Secretary and Treasurer. Prior to the commencement of his employment with WidePoint in November 1997, Mr. McCubbin held various financial consulting, management, and/or staff positions with several companies in the financial and government sectors including but not limited to Memtec America Corporation, a continuous microfiltration water technology company, McBee Consulting, a healthcare consulting firm, Martin Marietta presently known as Lockheed Martin a multinational aerospace manufacturer and advanced technology company formed in 1995 by the merger of Lockheed Corporation with Martin Marietta Corporation, and Ernst and Young, an international auditing and accounting firm. Mr. McCubbin presently serves on the Board of Directors of Tianjin Pharmaceutical Company, an AMEX listed company. Tianjin engages in the development, manufacture, marketing, and sale of traditional Chinese medicines and other pharmaceuticals in the Peoples Republic of China. It manufactures a portfolio of 38 products, as well as has a pipeline of 47 products, which are pending regulatory approvals with the China State Food and Drug Administration. The Company was founded in 1994 and is based in Chengdu, the Peoples Republic of China. Mr. McCubbin presently serves as Tianjin’s Chairman of its Audit Committee, Nominating Committee, and Compensation Committee. Mr. McCubbin was on the Board of Directors of Redmile Entertainment, a worldwide developer and publisher of interactive entertainment software, and served as its Audit Committee Chairman until his resignation on March 1, 2008. Mr. McCubbin provides financial consulting services to small cap companies and has either served on or assisted various Boards of Directors over the past seven years. Mr. McCubbin is a graduate of the University of Maryland with a Bachelor of Science Degree in Finance and a Masters Degree in International Management.

Mr. McCubbin brings to the Board financial expertise and is qualified as an audit committee financial expert, as well as a wealth of experience as an officer and director of public companies, including in the pharmaceutical and health care industries. This experience, as well as his independence and his performance as a Board member led the Board to conclude that he should be nominated to serve another term as a director.

Required Vote

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the election of each of the nominees named in this Proxy Statement.

Corporate Governance

The Company’s corporate governance serves to ensure that members of the Board are independent from management and that the Board adequately performs its function to ensure that the interests of the Board and management are in alignment with the interests of the stockholders.

On an annual basis, each director and executive officer is required to complete a Director and Officer Questionnaire. Within this questionnaire are requirements for disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material conflict of interest.

The Company has established a whistleblower policy by which confidential complaints may be raised anonymously within the Company. Employees that wish to submit complaints confidentially shall submit an anonymous written complaint directly to Compliance Officer James McCubbin. Complaints submitted through this confidential process that involve the Company’s accounting, auditing, and internal auditing controls and disclosure practices will be presented to the Audit Committee. The policy is available on our website at www.quigleyco.com under “Investor Relations — Corporate Policies”.

Code of Conduct

We have adopted a code of conduct that applies to all members of our Board and all employees of the Company, including the Chief Executive Officer, Chief Financial Officer, and other senior financial officers. The Code of Conduct is available on our website at www.quigleyco.com under “Investor Relations — Corporate Policies”. We have not granted any waivers under this policy to any of our directors or executive officers. Any waiver will be disclosed in accordance with Nasdaq Global Market (“Nasdaq”) requirements, which currently require the filing of a Form 8-K.

Director Independence

In accordance with Nasdaq rules, the Board affirmatively determines the independence of each director and any nominee for election as a director in accordance with required guidelines as set forth in the Nasdaq listing standards.

Based on these standards the Board determined that each of its non-employee directors is independent and has no relationship with the Company, except as a director and/or stockholder of the Company.

Certain Relationships and Related Transactions

In accordance with the terms of the Charter of our Audit Committee, the Audit Committee must review and approve the terms and conditions of all related person transactions. Although we have not entered into any transactions with any related persons since the start of fiscal 2009 that require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC, if we were to do so in the future, any such transaction would need to be approved by the Audit Committee. There are no family relationships among any of the Company’s directors or executive officers.

Board Structure

Our governance structure combines the roles of principal executive officer and Board Chairman. We continue to believe that this structure helps our management and Board work together for the benefit of all of our stockholders. Since our principal executive officer is the Board Chairman, he has additional authority to focus the Board on key issues that management perceives regarding our operations.

Our independent directors have executive sessions at which only independent directors are present in connection with regularly scheduled board meetings.

Our Board monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee Charter gives the Audit Committee responsibilities and duties that include discussing with management, the internal audit department and the independent auditors our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Pursuant to the charter, such discussions should also include our exposure to counterparties or other institutions which we believe are at risk of significant financial distress.

Certain Legal Proceedings

None of our directors or executive officers, nor any associate of such individual, are involved in a material legal proceeding adverse to us or any of our subsidiaries. Our Interim Chief Financial Officer and Chief Operating Officer, Mr. Cuddihy, was the Chief Financial Officer of HMG Worldwide Corporation until March 2001 and a director until May 2001. HMG Worldwide Corporation effected an assignment of its assets for the benefit of creditors in 2002.

Nominations for Directors

The Governance and Nominating Committee of the Board (the “Nominating Committee”) has not adopted a formal policy with respect to minimum qualifications for members of the Board. However, in selecting candidates for appointment or re-election to the Board, the Nominating Committee considers the appropriate balance of experience, skills and characteristics required of the Board. In addition, the Nominating Committee reviews the qualifications of the directors to be appointed to serve as members of the Audit Committee to ensure that they meet the financial literacy and sophistication requirements under the Nasdaq rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

The Board does not have a specific policy with regard to the consideration of diversity in identifying director nominees, although it considers diversity as one factor in indentifying candidates. As a Company, we are committed to creating and sustaining a culture of inclusion and fairness. We believe diversity is important to our success in many ways, including the recruitment and retention of top talent.

The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations must be submitted to the Nominating Committee in accordance with Article 2.14 of the Company’s Bylaws to the Secretary at the Company’s principal executive office. For a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must provide timely notice and certain information about the stockholder and the nominee. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive office of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure (as defined in Article 2.14 of the Bylaws) of the date of such annual meeting was first made.

Information must be provided for (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert. Each such person must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)) by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

In addition, each director nominee must provide the same information, as well as all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any nominating stockholder, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is acting in concert, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such nominating stockholder were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and a completed and signed questionnaire, provided by the Company’s Secretary relating to any voting commitments. The Company may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

Meetings and Committees of the Board of Directors

For the fiscal year ended December 31, 2009, there were thirteen meetings of the Board. Each of the directors attended, in person or by telephone, more than 75% of such meetings of the Board.

The independent members that serve on committees of the Board met in executive session on two occasions during 2009.

Each director is expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Annual Meetings of Stockholders.

The Company has four standing committees: the Audit Committee, the Executive Committee, the Compensation Committee, and the Nominating Committee.

The members of the Audit Committee are Mark Burnett, Jim McCubbin, and Mark Frank. Mr. Burnett serves as Chairman of the Audit Committee. The Board has determined that the Audit Committee consists entirely of directors who meet the independence requirements of the Nasdaq listing standards and that Mr. McCubbin qualifies as an “audit committee financial expert” as defined by the rules of the SEC. The Audit Committee reviews, analyzes and makes recommendations to the Board with respect to the Company’s accounting policies, internal controls and financial statements, consults with the Company’s independent registered public accountants, and reviews filings containing financial information of the Company to be made with the SEC. The Audit Committee met two times during 2009. Each member of the Audit Committee attended all of such meetings in person or by telephone. In 2009, former directors Messrs. Schaum and Wouch and Ms. Lewis were members of the Audit Committee but each person was not reelected to the Board by stockholders at the 2009 annual meeting of stockholders held in May 2009. Director John DeShazo was a member of our Audit Committee from June 2009 through March 2, 2010 when he resigned from the committee and was replaced with Mark Frank. The Audit Committee operates under a written charter adopted by the Board in 2002 which is available on our website at www.quigleyco.com under “Investor Relations — Corporate Policies”.

The members of the Executive Committee, which was created by the Board on June 23, 2009, are Ted Karkus, Mark Burnett, John DeShazo, and Mark Leventhal. Mr. Karkus serves as Chairman of the Executive Committee. The Executive Committee assists the Board in fulfilling its responsibility to oversee the management and direction of the business and affairs of the Company, and may exercise on behalf of the Board the duties and responsibilities specified when the Board is not in session, subject to other extensions of authority or limitations of authority specified by the Board and/or applicable law. Specifically, except as to actions reserved to the Board or a committee of the Board or prohibited from being delegated to a committee of the Board by law then in effect, the duties and responsibilities of the Executive Committee are the following: appointing officers and agents and determining salaries; authorizing the corporate seal to be affixed to documents of the Company; and determining questions of general policy with regard to the business of the Company, provided that the Executive Committee does not have the power or authority to bind or obligate the Company to any transaction or series of related transactions where the aggregate cost or expense to the Company will exceed $750,000. The Executive Committee did not hold a meeting in 2009. In 2009, former directors Messrs. Quigley, Phillips and Gleeson were members of a former committee of the Board, the Executive Operating Committee, but each person was not reelected to the Board by stockholders at the 2009 annual meeting of stockholders held in May 2009. The former Executive Operating Committee operated under a written charter adopted by the Board in 2009. The former Executive Operating Committee was not reconstituted by the Board following the May 2009 annual meetings of stockholders. The former Executive Operating Committee did not hold any meetings in 2009.

The members of the Compensation Committee are John DeShazo, Mark Burnett, and Mark Leventhal. Mr. DeShazo serves as Chairman of the Compensation Committee. The Board has determined that the Compensation Committee consists entirely of directors who meet the independence requirements of the Nasdaq listing standards. The Compensation Committee reviews and approves the salary and all other compensation of officers of the Company, including non-cash benefits, incentive-based awards and equity-based awards. The Compensation Committee also administers the Company’s 1997 Stock Option Plan (the “1997 Plan”). Assuming that the 2010 Equity Compensation Plan and the 2010 Directors’ Equity Compensation Plan are approved by stockholders, the Compensation Committee will also administer those plans, as described in Proposals 4 and 5 below. The Compensation Committee may form subcommittees and delegate authority to such subcommittees or to one or more of its members when appropriate. The Compensation Committee has the authority to engage consultants. The Compensation Committee met one time during 2009. Each member of the Compensation Committee attended all of such meetings in person or by telephone. In 2009, former directors Mr. Schaum, Mr. Wouch and Ms. Lewis were members of the Compensation Committee but were not reelected to the Board by stockholders at the 2009 annual meeting of stockholders held in May 2009. The Compensation Committee operates under a written charter adopted by the Board in 2009 which is available on our website at www.quigleyco.com under “Investor Relations — Corporate Policies”.

The members of the Nominating Committee are Mark Leventhal, Louis Gleckel, MD, and Mark Frank. Mr. Leventhal serves as Chairman of the Nominating Committee. The Board has determined that the Nominating Committee consists entirely of directors who meet the independence requirements of the Nasdaq listing standards. The Nominating Committee is responsible for developing and recommending criteria for selecting new directors and for reviewing non-employee director compensation and benefits on an annual basis and making recommendations to the Board regarding appropriate compensation. The Nominating Committee also oversees evaluations of the Board and committees of the Board. Finally, the Nominating Committee has the responsibility to develop and recommend to the Board a set of corporate governance guidelines and propose changes to such guidelines from time to time as may be appropriate. The Corporate Governance Guidelines are under consideration at this time. The Nominating Committee did not meet during 2009. The Nominating Committee operates under a written charter adopted by the Board in February 2010 which is available on our website at www.quigleyco.com under “Investor Relations — Corporate Policies”.

Procedures for Contacting Directors

The Company has adopted a procedure by which stockholders may send communications to one or more members of the Board by writing to such director(s) at their respective addresses listed in the Security Ownership section of this Proxy Statement or to the whole Board, care of the Corporate Secretary, The Quigley Corporation, Kells Building, 621 N. Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901. Any such communications addressed to the whole Board will be promptly distributed by the Secretary to each director.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee reviews and approves the salary and all other compensation of officers (as defined in Rule 16a-1(f) under the Exchange Act) (“Section 16 Officers”), including non-cash benefits and incentive-based and equity-based awards made to Section 16 Officers. None of the Compensation Committee members was an officer or employee of the Company at any time prior to December 31, 2009, or had any relationship requiring disclosure under the caption “Certain Relationships and Related Transactions.” No executive officer of the Company served on any other entity’s compensation committee or other committee performing similar functions during the fiscal year.

EXECUTIVE OFFICERS

The following table and the paragraphs following the table set forth information regarding the current ages, positions, and business experience of the current executive officers of the Company:

Name	Position	Age
Ted Karkus	Chairman of the Board and Chief Executive Officer	50
Robert V. Cuddihy, Jr.	Executive Vice President, Chief Operating Officer and Interim Chief Financial Officer	50

Ted Karkus has been the Chairman of the Board and the Chief Executive Officer of the Company since June 2009. Mr. Karkus was formerly the managing member of Forrester Financial, LLC, a management consulting firm founded by Mr. Karkus in 2001. Forrester was a management consulting firm providing a wide range of services to emerging-growth companies. Forrester’s services included the structuring and raising of working capital as well as assisting management in developing operational, marketing and financial strategies. Mr. Karkus was the primary investor in all portfolio company financings and had extensive relationships with investment bankers, the media and a network of institutional investors and high net worth individuals. Mr. Karkus was instrumental in assisting the turn around of ID Biomedical, an influenza vaccine manufacturer, which in 2005 was sold to GalaxoSmithKline for over $1.4 billion. He provided financing, investment bankers, substantial sponsorship and successfully advocated for the restructuring of management. Mr. Karkus has 25 years of experience in securities and capital markets including 2 years with Fahnestock & Co. Inc., a full-service brokerage firm, where he was Senior Vice President, Director of Institutional Equities and 4 years at S.G. Warburg, an investment bank, where he was an institutional equity salesman and developed a large network of institutional investors. Mr. Karkus graduated with an MBA from Columbia University Graduate School of Business in 1984 where he received Beta Gamma Sigma honors. He graduated Magna Cum Laude from Tufts University in 1981.

Robert V. Cuddihy, Jr. has over 20 years of experience as the Chief Operating Officer and/or Chief Financial Officer of two public companies: iDNA Inc., which focused on corporate communications, and HMG Worldwide Corporation, which focused on retail, planning and merchandising. He served as Chief Financial Officer and Treasurer of iDNA Inc. from September 2001 through February 2009 and Secretary from January 2003 through February 2009. From July 1987 to March 2001, Mr. Cuddihy was the Chief Financial Officer and Chief Operating Officer of HMG Worldwide Corporation, and also served as a director of such entity from February 1998 to May 2001. Most recently, Mr. Cuddihy served as the President of Shannon Hill Associates, providing due diligence, financial structuring, operational analysis and transaction negotiation services for M&A, restructurings and divestitures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth the total compensation paid or accrued for the years ended December 31, 2009, 2008, and 2007 to our CEO and our other most highly compensated executive officers who were serving as executive officers on December 31, 2009. We refer to these officers as our “named executive officers.”

Name and Principal Position(1)(2)	Year	Salary ($)	Bonus(3) ($)	Stock Awards(4) ($)	Option Awards ($)	All Other Compensation(5) ($)	Total ($)
Ted Karkus Chairman of the Board and Chief Executive Officer	2009	369,315	—	—	—	25,306	394,621
	2008	—	—	—	—	—	—
	2007	—	—	—	—	—	—
Robert V. Cuddihy, Jr. Interim Chief Financial Officer, Executive Vice President and Chief Operating Officer	2009	127,981	—	23,077	—	35,947	187,005
	2008	—	—	—	—	—	—
	2007	—	—	—	—	—	—
Guy J. Quigley Former Chairman of the Board, President, Chief Executive Officer	2009	446,154	—	—	—	53,244	499,398
	2008	977,000	18,788	—	—	50,340	1,046,128
	2007	905,000	395,938	—	—	49,673	1,350,611
Charles A. Phillips Former Executive Vice President and Chief Operating Officer	2009	285,785	—	—	—	24,822	310,607
	2008	703,000	13,519	—	—	47,197	763,716
	2007	651,000	284,813	—	—	47,221	983,034
Gerard M. Gleeson Former Vice President and Chief Financial Officer	2009	218,788	—	—	—	103,318	322,106
	2008	179,231	3,846	—	—	37,550	220,627
	2007	—	—	—	—	—	—

(1)	Mr. Ted Karkus was appointed as Interim Chief Executive Officer on June 18, 2009, and was appointed as Chief Executive Officer on July 15, 2009. Mr. Robert V. Cuddihy, Jr. was appointed as Executive Vice President and Chief Operating Officer on July 15, 2009, and on October 21, 2009, was also appointed as Interim Chief Financial Officer.
(2)	Mr. Guy J. Quigley resigned from his positions as President and Chief Executive Officer effective June 12, 2009. Mr. Charles A. Phillips resigned from his positions as Executive Vice President and Chief Operating Officer effective May 29, 2009. Effective October 21, 2009, Mr. Gerard Gleeson’s employment with the Company was terminated. Mr. Gleeson had been serving as Vice President and Chief Financial Officer from September 5, 2008 until his termination.
(3)	Bonuses paid in 2008 were in recognition of services rendered.
(4)	Mr. Cuddihy was issued 11,004 shares of Common Stock as compensation for services in 2009 pursuant to his employment agreement with the Company. These shares were issued to Mr. Cuddihy by the Company on February 24, 2010.
(5)	The value of attributable personal benefits for each named executive officer of the Company including insurances for life, health, dental and disability; vehicles and matching contributions in the Company’s 401(k) defined contribution plan. Additionally, Mr. Cuddihy, prior to his employment with the Company, and Mr. Gleeson, subsequent to his employment with the Company, received compensation for consulting services to the Company in the amount of $18,000 and $42,000, respectively.

Employment Agreements; Payments Upon Termination or Change in Control

On August 19, 2009, the Company entered into employment agreements, effective as of July 15, 2009, with each of Ted Karkus, Chairman and Chief Executive Officer of the Company, and Robert V. Cuddihy, Jr., Chief Operating Officer of the Company. Copies of the employment agreements are included as Exhibits 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on August 19,

2009. Each employment agreement was approved by our Compensation Committee and subsequently ratified by the Board (with Mr. Karkus abstaining on the vote pertaining to his employment agreement). None of our other named executive officers, each of whom was terminated in 2009, had an employment agreement with the Company. None of the terminated named executive officers was entitled to any change in control or severance payment.

Ted Karkus

Under his employment agreement with the Company, which has a three year term, Mr. Karkus will earn a salary of $750,000 per year as Chief Executive Officer and will receive regular benefits routinely provided to senior executives of the Company. He is eligible to receive an annual increase in base salary and may be awarded a bonus, payable in cash or stock, each in the sole discretion of the Board. Mr. Karkus is subject to non-competition restrictions for the entire duration of the agreement and for a period of eighteen (18) months thereafter. Mr. Karkus is also eligible for a gross up payment in the event that any amounts under the agreement (or any other plan, program, policy or arrangement with the Company) become subject to the excise tax imposed by Section 4999 of the Code.

In the event of the termination by the Company of the employment of Mr. Karkus without cause or due to a voluntary resignation by him with Good Reason (as defined in the agreement), Mr. Karkus will be paid a lump sum severance payment in cash equal to the greater of (A) the amount equal to eighteen (18) months base salary or (B) the amount equal to the his base salary for the remainder of the term as if the agreement had not been terminated. Additionally, Mr. Karkus is entitled to receive a lump sum severance payment in cash equal to the greater of A or B, if he, within twenty four (24) months of a Change in Control (as defined in the agreement) of the Company, is terminated without cause or due to a voluntary resignation by him with Good Reason (as defined in the agreement). Mr. Karkus may also participate at Company expense in all medical and dental plans for the remainder of the term of his employment agreement if the event the Company terminates the employment agreement for any reason, except for the Company’s termination for Cause (as defined in the agreement) or a voluntary resignation by him without a Good Reason (as defined in the agreement).

Robert V. Cuddihy, Jr.

Mr. Cuddihy will earn a salary of $275,000 per year as Chief Operating Officer and will receive regular benefits routinely provided to senior executives of the Company. The term of his employment agreement is three years. Mr. Cuddihy is also entitled to an annual grant of restricted shares of Common Stock that is equal to $50,000, payable quarterly, promptly following the close of each quarter. The value of the shares will be calculated based on the average closing price of the Company’s shares for the first five (5) trading days of the quarter in which the shares are earned. He is eligible to receive an annual increase in base salary and may be awarded a bonus, payable in cash or shares of Common Stock, each in the sole discretion of the Board. Mr. Cuddihy is subject to non-competition restrictions for the entire duration of the agreement and for a period of eighteen (18) months thereafter. Mr. Cuddihy is also eligible for a gross up payment in the event that any amounts under the agreement (or any other plan, program, policy or arrangement with the Company) become subject to the excise tax imposed by Section 4999 of the Code.

In the event of the termination by the Company of the employment of Mr. Cuddihy without cause or due to a voluntary resignation by him with Good Reason (as defined in the agreement), Mr. Cuddihy will be paid a lump sum severance payment in cash equal to the greater of (Y) the amount equal to eighteen (18) months of base salary plus $50,000, or (Z) the amount equal to base salary, plus any amounts owed to Mr. Cuddihy under Section 4(c) of the agreement with respect to the grant of shares equal to $50,000 per year, owed throughout the remainder of the term as if the agreement had not been terminated. Additionally, Mr. Cuddihy is entitled to receive a lump sum severance payment in cash equal to the greater of Y or Z, if he, within twenty four (24) months of a Change in Control (as defined in the agreement) of the Company, is terminated without cause or due to a voluntary resignation by him with Good Reason (as defined in the agreement). Mr. Cuddihy may also participate at Company expense in all medical and dental plans for the remainder of the term of his employment agreement if the event the Company terminates the employment agreement for any reason, except for the Company’s termination for Cause (as defined in the agreement) or a voluntary resignation by him without a Good Reason (as defined in the agreement).

Performance-Based Incentive Compensation

It is our understanding, based upon corporate records and disclosures made by the Company in its SEC filings, that variable or performance-based incentive cash compensation was historically based upon performance criteria with respect to sales, profit and stock price performance which was approved and adopted at the beginning of each year by the Compensation Committee. In 2009, however, the Board of the Company was replaced following the Company’s 2009 Annual Meeting and as a result a new Compensation Committee was established in June 2009. The new Compensation Committee did not set incentive programs or thresholds during 2009; rather, 2009 incentive compensation for the Chief Executive Officer and Chief Operating Officer of the Company is set forth in their respective employment agreements described above. For the year ended December 31, 2009, the Compensation Committee determined not to award performance based bonus incentives due to the Company’s disappointing operating performance in 2008 and management changes at the Company in 2009. In 2008, the Company paid performance based incentive payments at the modified rate of 1.9% of each officer’s 2008 base compensation based upon certain performance levels. A summary of the performance levels that were in place for 2008 are:

2008 Company Performance Goals	Officer Payout % Ranges*	Non-Officer Payout % Ranges*
Net Sales Range – $33m to $116m	6.25% – 100%	4.0% – 50%
Adjusted Net Income % Range – 2.0% to 21.0%	6.25% – 100%	4.0% – 50%

*	Payout percentages were based on employee’s base compensation in the year

The Compensation Committee may set incentive programs or thresholds, and determine to award cash or equity incentive compensation to the Chief Executive Officer and Chief Operating Officer in 2010.

The Company maintained a Share Based Bonus Payment compensatory incentive program for the year ended December 31, 2009. Under this program, the participating officers and directors would receive a cash payment equal to 10% of their respective annualized base compensation or annualized fees, per calendar quarter, for each incremental $2.00 increase in the closing price of the Common Stock as measured on the last trading day of each quarter. The Common Stock price at the close of business on December 31, 2008 (which was $4.00) was established as the price against which future quarter-ending closing stock market prices would be measured. During 2009, the closing price of the Common Stock on the last day of each quarter was never $2.00 or more above $4.00 and, accordingly, no payments were made during 2009 under the Share Based Bonus Payment program. The Share Based Bonus Payment compensatory incentive program for 2010 is still under consideration by the Company.

Defined Contribution Plan

In 1999, the Company implemented a 401(k) defined contribution plan for its employees. The 401(k) plan is the Company’s primary retirement benefit for its employees, including its executives. For executive officers, as well as all other employees, the Company makes a contribution to the plan annually based on the amount of the employee’s 401(k) plan contributions and compensation. The contribution to the plan by the Company consists of a 50% match of the employee’s contribution, up to $8,250 per person, per annum. The Company’s contribution to the 401(k) plan in 2009 for its executives was approximately $12,000.

The Company does not provide its executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan.

Perquisites and Other Personal Benefits

The Company provides executives with limited personal benefits. The Compensation Committee reviews annually the levels of personal benefits provided to the executives. The Company terminated in June 2009 a benefit that permitted executives to use a Company vehicle and to purchase such vehicle at a later date. Medical and dental insurance is provided to each executive; each executive contributes to such medical and dental insurance on the same basis as all other employees. Life and disability insurance is provided to each executive at no cost to the executive. All such benefits terminate at the time each executive is no longer employed with the Company. The annualized dollar value of such benefits are included in the Summary

‘Compensation Table as “Other Compensation.” Company contributions to the Company’s 401(k) plan are also included in the Summary Compensation Table as “Other Compensation.”

Compensation Pursuant to Plans

The 1997 Plan, an incentive stock option plan, was instituted in 1997 and approved by the stockholders in 1998. It was subsequently amended twice, in 2000 and in 2005; the amendments were approved by the stockholders in 2001 and 2005, respectively. No options were granted to directors, executive officers or employees under the 1997 Plan during 2009 or 2008.

Outstanding Equity Awards at Fiscal Year End

Name of Officer and Director	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date(2)	Stock Awards
Ted Karkus Chairman of the Board Chief Executive Officer	—	—	—	—	—	—
Robert V. Cuddihy, Jr. Interim Chief Financial Officer and Chief Operating Officer	—	—	—	—	—	—
Guy J. Quigley Former Chairman of the Board, President and Chief Executive Officer	45,000	—	—	5.19	6/11/2010	—
	50,000			8.11	6/11/2010
	50,000			9.50	6/11/2010
	100,000			13.80	6/11/2010
Charles A. Phillips Former Executive Vice President and Chief Operating Officer	70,000	—	—	0.81	5/28/2010	—
	60,000			1.26	5/28/2010
	42,000			5.19	5/28/2010
	45,000			8.11	5/28/2010
	45,000			9.50	5/28/2010
	80,000			13.80	5/28/2010
Gerard M. Gleeson Former Vice President and Chief Financial Officer	15,000	—	—	5.19	10/20/2010	—
	18,000			8.11	10/20/2010
	17,000			9.50	10/20/2010
	10,000			13.80	10/20/2010

(1)	All options vested on the date granted.
(2)	All options previously had expiration dates between 2010 and 2015 but such expiration dates were accelerated to the date of the one year anniversary of the holder’s termination of employment with the Company, in accordance with the terms of each grant.

Option Exercises and Vesting During 2009

There were no stock option or warrant awards or exercises by named executive officers during 2009.

Compensation of Directors

Name of Director	Fee Earned or Paid in Cash ($)	Total ($)(1)
Ted Karkus	—	—
Mark Burnett	19,900	19,900
John DeShazo	19,900	19,900
Mark Frank	19,900	19,900
Louis Gleckel, MD	19,900	19,900
Mark Leventhal	19,900	19,900
James McCubbin	19,900	19,900
Rounsevelle W. Schaum(2)	20,160	20,160
Jacqueline F. Lewis(2)	16,950	16,950
Stephen W. Wouch(2)	16,950	16,950
Terrence O. Tormey(2)	11,250	11,250

(1)	There was no other compensation paid to each named director. Mr. Karkus, a director and the Chairman of the Board and the Chief Executive Officer of the Company, is not entitled to, and did not receive, any compensation for his service on the Board.
(2)	This former director was not reelected to the Board by stockholders at the 2009 annual meeting of stockholders in May 2009.

In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company for its members.

On June 23, 2009, the Board approved a compensation plan for non-employee directors. Effective July 1, 2009, each director receives a monthly Board fee of $3,000, paid quarterly in arrears promptly following the close of each quarter, pro rated for partial service. Non-employee directors do not receive additional fees for attendance at Board or Committee meetings or for serving on Committees. Under the compensation plan in place for non-employee directors, non-employee directors will have the right periodically to elect to receive up to 50% of their board fee in cash, but must accept at least 50% in restricted shares. No such shares have been issued to non-employee directors under the current compensation plan because, in accordance with Nasdaq rules, stockholders must first approve the adoption of a plan providing for payment in shares. Accordingly, all non-employee director compensation has been paid in cash since June 23, 2009. If approved by stockholders, such restricted stock could be issued under the 2010 Directors’ Equity Compensation Plan as described in Proposal 5. The Compensation Committee and the Board may reevaluate the current non-employee director compensation plan from time to time.

We reimburse each non-employee member of our Board for out-of-pocket expenses incurred in connection with attending Board and Committee meetings. Non-employee directors do not participate in any Company nonqualified deferred compensation plan and we do not pay any life insurance policies for the directors.

Any director who is an employee of the Company is not entitled to compensation for service as a Board member, however we reimburse employee members of our Board for out-of-pocket expenses incurred in connection with attending Board and Committee meetings.

SECURITY OWNERSHIP

The following table sets forth information regarding ownership of Common Stock as of March 31, 2010, or earlier date for information based on filings with the SEC by (a) each person known to the Company to own more than 5% of the outstanding shares of the Common Stock, (b) each director and nominee for director of the Company, (c) the company’s Chief Executive Officer and each other executive officer named in the compensation tables appearing previously in this Proxy Statement and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information. Unless otherwise indicated, the address of each person or entity listed below is the Company’s principal executive office.

Name	Common Stock Beneficially Owned(1)	Percent of Class
Ted Karkus(2)	[620,850]	[___]
Mark Burnett	[151,473]	[___]
John DeShazo(3)	[277,000]	[___]
Mark Frank	[—]	*
Louis Gleckel, MD	[20,000]	*
Mark Leventhal	[240,000]	[___]
James McCubbin	[—]	*
Robert V. Cuddihy, Jr.	[11,004]	*
ALL DIRECTORS AND EXECUTIVE OFFICERS (Eight Persons)(7)	[1,309,323]	[___]
FORMER OFFICERS
Gerard M. Gleeson(4)	[60,000]	*
Charles A. Phillips(5)	[1,355,377]	[___]
Guy J. Quigley(6)	[3,278,764]	[___]

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (“Rule 13d-3”), and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 and includes options or other rights to subscribe for shares of Common Stock which are exercisable within sixty (60) days of March 19, 2010.
(2)	Mr. Karkus disclaims beneficial ownership of 25,850 shares held as custodian for his minor children.
(3)	Mr. DeShazo disclaims beneficial ownership of 41,000 shares held as custodian for his children.
(4)	Effective October 21, 2009, Mr. Gerard Gleeson’s employment with the Company terminated. Mr. Gleeson had been appointed as Vice President, Chief Financial Officer, effective September 5, 2008. Mr. Gleeson’s beneficial ownership includes options exercisable within sixty (60) days from March 19, 2010 to purchase 60,000 shares of Common Stock. Mr. Gleeson’s address is 16 Cathrine Avenue, Doylestown, PA 18901.
(5)	Mr. Charles A. Phillips resigned from his positions as Executive Vice President and Chief Operating Officer, effective May 29, 2009. Mr. Phillips’ beneficial ownership includes options exercisable within sixty (60) days from March 19, 2010 to purchase 342,000 shares of Common Stock and 1,671 shares of Common Stock beneficially owned by Mr. Phillips’ wife. Mr. Phillips’ address is 35 Swamp Creek Road, Erwinna, PA 18920.
(6)	Mr. Guy J. Quigley resigned from his positions as President and Chief Executive Officer, effective June 12, 2009. Mr. Quigley’s beneficial ownership includes options exercisable within sixty (60) days from March 19, 2010 to purchase 245,000 shares of Common Stock and options to purchase 43,500 shares of Common Stock beneficially owned by Mr. Quigley’s wife and 403,705 shares beneficially owned by Mr. Quigley’s wife. Mr. Quigley’s address is 3720 Fountain Circle, Fountainville, PA 18923.
(7)	This calculation does not include the beneficial ownership of the former officers who are named executive officers.

REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE

WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that during the fiscal 2009, all reports of ownership and changes in ownership applicable to its executive officers, directors, and greater than ten-percent beneficial owners were filed on a timely basis.

Audit Committee Report

The members of the Audit Committee are Messrs. Burnett, McCubbin, and Frank, who are independent directors and meet the eligibility standards for audit committee service under the rules of Nasdaq. The Board has determined that Mr. McCubbin is an audit committee financial expert, as defined under SEC rules, serving on the Audit Committee.

Management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements and the Company’s internal control over financial reporting. The independent registered public accounting firm of Amper, Politziner & Mattia, LLP is responsible for performing an independent audit of the Company’s consolidated financial statements. Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the registered public accounting firm.

In this context, the Audit Committee reports as follows:

(1)	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2009;
(2)	The Audit Committee has discussed with representatives of Amper, Politziner & Mattia, LLP the matters required to be discussed by Auditing Standards No. 61 (A1CPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T;
(3)	The Audit Committee also has received and reviewed the written disclosures and the letter from Amper, Politziner & Mattia, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Amper, Politziner & Mattia, LLP’s communications with the Audit Committee concerning independence, and has discussed with Amper, Politziner & Mattia, LLP its independence;
(4)	The Audit Committee also has considered whether the provision by Amper, Politziner & Mattia, LLP of non-audit services to the Company is compatible with maintaining Amper, Politziner & Mattia, LLP’s independence; and
(5)	Instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

Audit Committee

Mark Burnett, Chairman
James McCubbin
Mark Frank

The foregoing report of the Audit Committee shall not be deemed filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, nor shall such report be incorporated by reference by any general statement incorporating by reference this proxy statement or future filings into any filing under such Acts except to the extent that the Company specifically incorporates such report by reference.

Audit and Non-Audit Fees

The table set forth below lists the fees billed to the Company by Amper, Politziner & Mattia, LLP for audit services rendered in connection with the audits of our consolidated financial statements for the years ended December 31, 2009 and 2008, and fees billed for other services rendered by Amper, Politziner & Mattia, LLP during these periods.

Description	2009	2008
Audit fees(1)	$277,000	$340,200
Audit related fees(2)	25,350	15,750
Tax fees(3)	69,000	48,000
All other fees	—	—
Total	$371,350	$403,950

(1)	Comprised of the audit of our annual financial statements and reviews of our quarterly financial statements.
(2)	Comprised of services rendered in connection with the audit of the Company’s 401(k) defined contribution plan.
(3)	Comprised of services for tax compliance and tax return preparation.

The Audit Committee reviews and pre-approves all audit and non-audit services to be provided by the independent auditor (other than with respect to the de minimis exceptions permitted under applicable law). This duty may be delegated to one or more designated members of the Audit Committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board has appointed Amper, Politziner & Mattia, LLP as the Company’s independent public auditor for the fiscal year ending December 31, 2010. Although the selection of auditors does not require ratification, the Board has directed that the appointment of Amper, Politziner & Mattia, LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of Amper, Politziner & Mattia, LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders.

How Many Votes Are Required To Approve Proposal 2

The number of votes cast “For” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the appointment of Amper, Politziner & Mattia, LLP as the Company’s independent auditors for the year ending December 31, 2010.

PROPOSAL 3 — AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME

OF THE COMPANY TO PROPHASE LABS, INC.

The Board has approved, subject to stockholders’ approval, an amendment to the Company’s Articles of Incorporation to change the name of the Company to ProPhase Labs, Inc. The Board has determined that this amendment is advisable and in the best interests of the Company and the Company’s stockholders. The form of the amendment that would be filed with the Nevada Secretary of State upon stockholder approval is attached to this Proxy Statement as Exhibit A.

Reason for the Proposal

The Board believes that the name change will support the rebranding of the Company, its current and future product lines, its public and retailer relations and its future advertising and marketing campaigns. The Board also believes that the name change more accurately reflects the business operations of the Company, which will permit the Company to increase its name recognition and to more effectively compete in its industry.

How Many Votes Are Required To Approve Proposal 3

The number of votes cast “For” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the amendment to the Company’s Articles of Incorporation to change the name of the Company to ProPhase Labs, Inc.

PROPOSAL 4 — RATIFICATION OF THE 2010 EQUITY COMPENSATION PLAN

The 2010 Equity Compensation Plan was approved by the Compensation Committee and ratified by the Board on March 18, 2010. If approved by the stockholders, the 2010 Equity Compensation Plan will be effective immediately following the date of the Annual Meeting, May 5, 2010. The following description of the 2010 Equity Compensation Plan is qualified by reference to the full text of the 2010 Equity Compensation Plan, which has been filed as Exhibit B to this Proxy Statement.

Purpose.  The purpose of the 2010 Equity Compensation Plan is to aid us and our affiliates in recruiting and retaining key employees of outstanding ability and to motivate those employees to exert their best efforts on our behalf and the behalf of our affiliates by providing incentives through the granting of options, to relate employees’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase employees’ stock ownership in the Company.

Eligibility.  All of the Company’s employees, including employees who are officers or members of the Board are eligible to participate in the 2010 Equity Compensation Plan. Consultants and advisors who perform services for the Company are also eligible to participate in the 2010 Equity Compensation Plan. As of March 31, 2010, the Company has seven directors and approximately 54 employees, which include two executive officers. In addition, the Company routinely utilizes varying levels of consultants and advisors to conduct its normal business operations.

Shares Subject to the Plan.  The 2010 Equity Compensation Plan provides that the total number of shares of Common Stock that may be issued under the 2010 Equity Compensation Plan is equal to 1.5 million shares plus any shares that are authorized for issuance but unissued under the 1997 Plan as of March 18, 2010. The 1997 Plan expired on December 2, 2007 and no additional awards may be made; however, as of March 31, 2010, there remained [1,464,750] shares subject to vested options that are authorized for issuance but unissued under the 1997 Plan. In the event that such options under the 1997 Plan expire unexercised or are terminated, and the shares subject to such options remain unissued, such shares will, upon such expiration or termination, become available for issuance under the 2010 Equity Compensation Plan. Immediately below is a table that provides information with respect to options that were issued under the 1997 Plan, including the number of options per grant(s) and the corresponding expiration date of the options.

Exercise Price ($)	Number of Options	Expiration Date
13.8000	2,500	04/23/2010
0.8125	70,000	05/28/2010
1.2600	60,000	05/28/2010
5.1900	42,000	05/28/2010
8.1100	45,000	05/28/2010
9.5000	45,000	05/28/2010
13.8000	80,000	05/28/2010
5.1900	57,000	06/11/2010
8.1100	64,000	06/11/2010
9.5000	62,000	06/11/2010
13.8000	114,500	06/11/2010
0.8125	20,000	06/14/2010
1.2600	15,000	06/14/2010
5.1900	30,000	06/14/2010
8.1100	30,000	06/14/2010
9.5000	80,000	06/14/2010
13.8000	80,000	06/14/2010
13.8000	5,000	06/18/2010
1.2600	10,000	06/30/2010
5.1900	30,000	06/30/2010
8.1100	28,000	06/30/2010
9.5000	27,500	06/30/2010
13.8000	14,000	06/30/2010
5.1900	15,000	10/21/2010
8.1100	18,000	10/21/2010
9.5000	17,000	10/21/2010
13.8000	10,000	10/21/2010
8.1100	30,000	10/22/2010
9.5000	25,000	10/22/2010
13.8000	20,000	10/22/2010
0.8125	500	12/20/2010
1.2600	12,500	12/10/2011
5.1900	51,250	07/30/2012
8.1100	83,500	10/29/2013
9.5000	95,000	10/26/2014
13.8000	75,500	12/11/2015

Administration.  The 2010 Equity Compensation Plan will be administered by the “Committee,” which shall be the Compensation Committee or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the 2010 Equity Compensation Plan, to establish, amend and rescind any rules and policies relating to the 2010 Equity Compensation Plan and to make any other determinations that it deems necessary or advisable for the administration of the 2010 Equity Compensation Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2010 Equity Compensation Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee shall have the full power and authority to establish the terms and conditions of any option consistent with the provisions of the 2010 Equity Compensation Plan and, except with respect to the provisions prohibiting repricing of any award granted under the 2010 Equity Compensation Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the 2010 Equity Compensation Plan.

Limitations.  No option may be granted under the 2010 Equity Compensation Plan after the seventh anniversary of the effective date (as defined therein), but options theretofore granted may extend beyond that date.

Options.  The Committee may grant non-qualified stock options and incentive stock options, which shall be subject to the terms and conditions as set forth in the 2010 Equity Compensation Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the 2010 Equity Compensation Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Common Stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options), and all stock options that are intended to qualify as incentive stock options will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The maximum term for stock options granted under the 2010 Equity Compensation Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised shall be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares shall have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee shall provide in the option agreement or otherwise, through net settlement in shares.

Effect of Certain Events on 2010 Equity Compensation Plan and Options.  In the event of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to stockholders of Common Stock other than regular cash dividends or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Common Stock or other securities that may be issued as set forth in the 2010 Equity Compensation Plan or pursuant to outstanding options; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made. Except as otherwise provided in an option agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding options then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee shall accelerate, vest, or cause the restrictions to lapse with all or any portion of an option, and may (i) cancel options for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute options or (iii) provide that the stock options shall be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options shall terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the 2010 Equity Compensation Plan, a Change of Control shall generally mean the occurrence of any of the following events (i) the sale or disposition of all or substantially all of the assets of the Company, (ii) any person or group (other than certain permitted holders) is or becomes the holder of more than 30% of the total voting power of the voting stock of the Company, (iii) a reorganization, recapitalization, merger or consolidation involving the Company, unless securities representing more than 50% or more of the combined voting power of the Company are held in substantially the proportion as prior to such corporate transaction or (iv) the individuals comprising our Board at the beginning of any two-year period together with any new directors whose election or nomination was approved by such individuals no longer constitute a majority of the Board in office at the end of the two-year period.

Nontransferability of Options.  Unless otherwise determined by the Committee, an option will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences.  The current United States federal income tax treatment of options under the 2010 Equity Compensation Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the 2010 Equity Compensation Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options

There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the underlying stock on the date of exercise. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Incentive Stock Options

There generally are no federal income tax consequences upon the grant of an incentive stock option. A recipient does not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price is included in alternative minimum taxable income.

Income is recognized upon the sale of stock acquired upon exercise of an incentive stock option. If the shares acquired upon exercise of an incentive stock option are disposed after two years from the date the option was granted and after one year from the date the shares were transferred upon the exercise of the option, the person recognizes long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company is not entitled to any corresponding tax deduction.

If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (a disqualifying disposition), the gain recognized on the disposition is taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price, and, generally, the Company is entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income is long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

If a participant surrenders shares received upon the exercise of a prior incentive stock option to pay the exercise price of any option within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise price results in income (or loss) to the participant and, to the extent of recognized income, a tax deduction for the Company. If a participant surrenders the shares after the holding period requirements are met, or if a participant surrenders shares that were not received upon the exercise of an incentive stock option, the participant recognizes no gain or loss on the surrendered shares, and the basis and the holding period for the surrendered shares continues to apply to that number of new shares that is equal to the surrendered shares. The holding period for purposes of determining whether a participant has a disqualifying disposition for the new shares when the participant sells the shares begins on the date the shares were exercised. To the extent that the number of shares received exceeds the number of shares surrendered, the basis in the excess shares equals the amount of cash, if any, paid for such excess shares and the holding period with respect to the excess shares begins on the date the shares were exercised.

Tax Withholding

The Company has the right to deduct from all grants or other compensation payable to a participant any taxes required to be withheld with respect to grants under the 2010 Equity Compensation Plan. The Company may require that a participant pay to it the amount of any required withholding. The Committee may permit a participant to satisfy the Company’s tax withholding obligation with respect to a grant by having shares withheld. However, the value of shares withheld may not exceed the minimum required tax withholding amount.

Amendment and Termination.  The Committee may amend, alter or discontinue the 2010 Equity Compensation Plan, but no amendment, alteration or discontinuation shall be made which, (i) without the approval of our stockholders, would (except as provided in the 2010 Equity Compensation Plan in connection with adjustments in certain corporate events), increase the total number of shares of our Common Stock reserved for the purposes of the 2010 Equity Compensation Plan or change the maximum number of shares of Common Stock for which options may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any option theretofore granted to the participant under the 2010 Equity Compensation Plan n; provided, however, that the Committee may amend the 2010 Equity Compensation Plan in such manner as it deems necessary to permit the granting of options meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant. In no event may the Committee or any other entity reprice any option or substitute and outstanding option for a new option with a lower exercise price.

How Many Votes Are Required To Approve Proposal 4

The number of votes cast “For” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the 2010 Equity Compensation Plan.

PROPOSAL 5 — RATIFICATION OF THE 2010 DIRECTORS’ EQUITY COMPENSATION PLAN

The 2010 Directors’ Equity Compensation Plan was approved by the Compensation Committee and ratified by the Board on March 18, 2010. If approved by the stockholders, the 2010 Directors’ Equity Compensation Plan will be effective immediately following the date of the Annual Meeting, May 5, 2010. The following description of the 2010 Equity Compensation Plan is qualified by reference to the full text of the 2010 Directors’ Equity Compensation Plan, which has been filed as Exhibit C to this Proxy Statement.

Purpose.  The purpose of the 2010 Directors’ Equity Compensation Plan is to attract and retain highly qualified individuals to serve on the Board, to relate Directors’ compensation more closely to the Company’s performance and its stockholders’ interests, and to increase Directors’ stock ownership in the Company. A primary purpose of the plan is to provide the Company with the ability to pay all or a portion of the fees of directors in restricted stock instead of cash, thereby strengthening the cash flow position of the Company.

Shares Subject to the Plan.  The 2010 Directors’ Equity Compensation Plan provides that the total number of shares of Common Stock that may be issued under the 2010 Directors’ Equity Compensation Plan is equal to 300,000.

Administration.  The 2010 Directors’ Equity Compensation Plan will be administered by the “Committee,” which shall be the Compensation Committee of our Board or such other committee of our Board to which the Board has delegated power. The Committee is authorized to interpret the 2010 Directors’ Equity Compensation Plan, to establish, amend and rescind any rules and policies relating to the 2010 Directors’ Equity Compensation Plan and to make any other determinations that it deems necessary or advisable for the administration of the 2010 Directors’ Equity Compensation Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the 2010 Directors’ Equity Compensation Plan in the manner and to the extent the Committee deems necessary or advisable. The Committee shall have the full power and authority to establish the terms and conditions of any award consistent with the provisions of the 2010 Directors’ Equity Compensation Plan and, except with respect to the provisions prohibiting repricing of any award granted under the 2010 Directors’ Equity Compensation Plan, to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee need not be uniform and may be made selectively among participants in the 2010 Directors’ Equity Compensation Plan.

Limitations.  No award may be granted under the 2010 Directors’ Equity Compensation Plan after the tenth anniversary of the effective date (as defined therein), but awards theretofore granted may extend beyond that date.

Options.  The Committee may grant non-qualified stock options and incentive stock options, which shall be subject to the terms and conditions as set forth in the 2010 Directors’ Equity Compensation Plan, the related option agreement and any other terms, not inconsistent therewith, as determined by the Committee; provided that all stock options granted under the 2010 Directors’ Equity Compensation Plan are required to have a per share exercise price that is not less than 100% of the fair market value of our Common Stock underlying such stock options on the date an option is granted (other than in the case of options granted in substitution of previously granted options), and all stock options that are intended to qualify as incentive stock options will be subject to the terms and conditions that comply with the rules as may be prescribed by Section 422 of the Code. The maximum term for stock options granted under the 2010 Directors’ Equity Compensation Plan will be seven years from the initial date of grant. The purchase price for the shares as to which a stock option is exercised shall be paid to us, to the extent permitted by law (i) in cash or its equivalent at the time the stock option is exercised, (ii) in shares having a fair market value equal to the aggregate exercise price for the shares being purchased and satisfying any requirements that may be imposed by the Committee, so long as the shares shall have been held for no less than six months (or such other period established by the Committee in order to avoid adverse accounting treatment), (iii) partly in cash and partly in shares (as described above), (iv) if there is a public market for the shares at such time, through the delivery of irrevocable instructions to a broker to sell the shares being acquired upon the exercise of the stock option and to deliver to us the amount of the proceeds of such sale equal to the aggregate exercise price for the shares being purchased, or (v) to the extent the Committee shall provide in the option agreement or otherwise, through net settlement in shares.

Other Stock-Based Awards.  In addition to stock options, the Committee may grant or sell awards of shares, restricted shares and awards that are valued in whole or in part by reference to, or otherwise based on the fair market value of shares, including performance-based awards and including awards in payment of director compensation for Board service. Prior to the payment of any performance-based award, the Committee, or its delegate, will certify that the applicable performance goals have been met. In connection with such certification, the Committee, or its delegate, may decide to pay amounts, which are less than the award otherwise payable for achievement of the applicable performance goals; provided that the Committee shall have the authority to waive any applicable performance goal. In the event the applicable performance goals are not waived by the Committee, payment of an award to a participant will occur only after certification and will be made as determined by our Committee in its sole discretion after the end of the applicable performance period.

Effect of Certain Events on 2010 Directors’ Equity Compensation Plan.  In the event of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate exchange or change in capital structure, any distribution to stockholders of Common Stock other than regular cash dividends or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Common Stock or other securities that may be issued as set forth in the 2010 Directors’ Equity Compensation Plan or pursuant to outstanding awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made. Except as otherwise provided in an award agreement or otherwise determined by the Committee, in the event of a Change of Control (as defined below) or similar corporate transaction (whether or not involving a permitted holder), with respect to any outstanding awards then held by participants which are unexercisable or otherwise unvested or subject to lapse restrictions, the Committee shall accelerate, vest, or cause the restrictions to lapse with all or any portion of an award, and may (i) cancel awards for fair value (as determined in the sole discretion of the Committee), which, in the case of stock options, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute awards or (iii) provide that the stock options shall be exercisable for all shares subject thereto for a period of at least 10 days prior to the Change of Control and that upon the occurrence of the Change of Control, the stock options shall terminate and be of no further force or effect. For the avoidance of doubt, the Committee may cancel stock options for no consideration if the fair market value of the shares subject to such options is less than or equal to the aggregate exercise price of such stock options.

For purposes of the 2010 Directors’ Equity Compensation Plan, a Change of Control shall generally mean the occurrence of any of the following events: (i) the sale or disposition of all or substantially all of the assets of the Company, (ii) any person or group (other than certain permitted holders) is or becomes the holder of more than 30% of the total voting power of the voting stock of the Company, (iii) a reorganization, recapitalization, merger or consolidation involving the Company, unless securities representing more than 50% or more of the combined voting power of the Company are held in substantially the proportion as prior to such corporate transaction or (iv) the individuals comprising our Board at the beginning of any two-year period together with any new directors whose election or nomination was approved by such individuals no longer constitute a majority of the Board in office at the end of the two-year period.

Nontransferability of Awards.  Unless otherwise determined by the Committee, an award will not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution.

Federal Income Tax Consequences.  The current United States federal income tax treatment of options under the 2010 Directors’ Equity Compensation Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax grants under the 2010 Directors’ Equity Compensation Plan. Tax laws are subject to change. Each award holder should consult with his or her personal tax advisor concerning the application of the general principles discussed below to his or her own situation and the application of other tax laws.

Nonqualified Stock Options

There generally are no federal income tax consequences upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the recipient recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the underlying stock on the date of exercise. Any gain or loss realized on disposition of shares purchased upon exercise of a nonstatutory stock option is treated as a capital gain or loss for federal income tax purposes. The capital gain tax rate will depend on the length of time the participant holds the shares and other factors. The Company generally is entitled to a corresponding federal income tax deduction.

If a participant surrenders shares underlying a nonqualified stock option to pay the exercise price, such person recognizes no gain or loss on the surrendered shares, and his or her basis and holding period for the surrendered shares continues to apply to that number of new shares equal to the surrendered shares. To the extent that the number of shares received upon the exercise of the option exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, is includible in gross income. The basis in the excess shares equals the sum of the cash paid upon the exercise of the stock option plus any amount included in the exercising person’s gross income as a result of the exercise.

Amendment and Termination.  The Committee may amend, alter or discontinue the 2010 Directors’ Equity Compensation Plan, but no amendment, alteration or discontinuation shall be made which, (i) without the approval of our stockholders, would (except as provided in the 2010 Directors’ Equity Compensation Plan in connection with adjustments in certain corporate events), increase the total number of shares of our Common Stock reserved for the purposes of the 2010 Directors’ Equity Compensation Plan or change the maximum number of shares of Common Stock for which awards may be granted to any participant, or (ii) without the consent of a participant, would materially adversely impair any of the rights or obligations under any award theretofore granted to the participant under the 2010 Directors’ Equity Compensation Plan; provided, however, that the Committee may amend the 2010 Directors’ Equity Compensation Plan in such manner as it deems necessary to permit the granting of awards meeting the requirements of the Code or other applicable laws, including, without limitation, to avoid adverse tax consequences to us or any participant.

How Many Votes Are Required To Approve Proposal 5

The number of votes cast “For” must exceed the number of votes cast in opposition, provided a quorum is present.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the ratification of the 2010 Directors’ Equity Compensation Plan.

OTHER INFORMATION

Attending the Annual Meeting

The Annual Meeting will take place at The Aldie Mansion, 85 Old Dublin Pike, Doylestown, PA 18901, on Wednesday, May 5, 2010, at 4:00 p.m., Eastern Time. The Aldie Mansion is located in Doylestown, PA, on Old Dublin Pike between N. Main Street and Route 611. If you have other questions about attending the Annual Meeting, please contact Investor Relations by phone at (215) 345-0919.

Stockholder Proposals

The Company’s Bylaws provide that advance notice of a stockholder’s proposal must be delivered to the Secretary of the Company at the Company’s principal executive offices not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting, or, if such meeting is announced later than the ninetieth (90th) day prior to the date of such meeting, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made.

Other than a proposal made pursuant to Rule 14a-8, each stockholder making a proposal must provide, (A) the name and address of such person (including, if applicable, the name and address that appear on the Company’s books and records); and (B) the class or series and number of shares of the Company that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such person, except that such person shall in all events be deemed to beneficially own any shares of any class or series of the Company as to which such person has a right to acquire beneficial ownership at any time in the future. In addition, each person must provide information relating to their derivative and short positions in the Company’s securities, as set out in the Company’s Bylaws.

Other than with respect to a proposal made pursuant to Rule 14a-8, as to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of the stockholder, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the proposing stockholders or (y) between or among any proposing stockholder and any other record or beneficial holder of the shares of any class or series of the Company (including their names) in connection with the proposal of such business by such stockholder.

A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder proposals is available to stockholders from the Secretary of the Company upon written request and an electronic copy of which is available at the SEC’s website located at www.sec.gov.

Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2011 Annual Meeting of Stockholders must submit such proposals to the Company by December 5, 2010. Please address such proposals to: Secretary, The Quigley Corporation, Kells Building, 621 N. Shady Retreat Road, P.O. Box 1349, Doylestown, PA 18901.

Expenses and Solicitation

All expenses in connection with this solicitation will be borne by the Company. The Company has engaged The Altman Group to assist in the solicitation of proxies by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company and The Altman Group. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. The Company will pay The Altman Group an estimated fee of up to $8,500 (including variable costs) in connection with the solicitation and have agreed to reimburse it for its reasonable out-of-pocket expenses. The Company will indemnify The Altman Group and its officers, directors and employees, from any and all losses incurred by The Altman Group in connection with the solicitation of the proxies for the Annual Meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries.

This year, a number of brokers, banks and nominees with account holders who are Company stockholders may be householding our proxy materials. In such circumstances, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received by the broker, bank or nominee from one or more of the affected stockholders. We have not initiated householding with respect to the small number of our record holders, because such householding would increase our costs. If, at any time, you would like to receive a separate copy of our proxy statement and annual report, we will promptly send you an additional copy upon written or oral request directed to Robert V. Cuddihy, Jr., Chief Operating Officer, at our offices located at Kells Building, 621 N. Shady Retreat Road, P.O. Box 1349, Doylestown, Pennsylvania 18901. If you are a beneficial owner, you can request additional copies of the proxy statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2009. If your shares are held in “street name,” you can request a change in your householding status by notifying your broker, bank or nominee.

Other Business

The Board knows of no business that will be presented for consideration at the Annual Meeting other than those items stated above. If any other business should come before the Annual Meeting, votes may be cast, pursuant to Proxies, in respect to any such business in the best judgment of the person or persons acting under the Proxies.

YOUR VOTE IS IMPORTANT!

You are cordially invited to attend the Annual Meeting. However, to ensure that your shares are represented at the meeting, please submit your proxy or voting instructions by mail. Please see the instructions on the Proxy and voting instruction card. Submitting a proxy or voting instructions will not prevent you from attending the Annual Meeting and voting in person, if you so desire, but will help the Company secure a quorum and reduce the expense of additional proxy solicitation.

Exhibit A

ROSS MILLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4520 (775) 684 5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY — DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 — After Issuance of Stock)

1. Name of corporation:

The Quigley Corporation

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 shall be amended as follows: “The name of the corporation shall be ProPhase Labs, Inc.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Signature of Officer

*	If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:  Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Exhibit B

THE QUIGLEY CORPORATION

2010 EQUITY COMPENSATION PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to aid The Quigley Corporation (the “Company”) and its Affiliates in recruiting and retaining employees, consultants and advisors of outstanding ability and to motivate them to exert their best efforts on behalf of the Company and its stockholders by providing incentives through the granting of Options. The Company expects that it and the Company’s stockholders will benefit from the added interest which such employees, consultants and advisors will have in the welfare of the Company as a result of their proprietary interest in the Company’s success.

2. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) Affiliate:  With respect to the Company, any entity directly or indirectly controlling, controlled by or under common control with the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(b) Beneficial Owner:  A “beneficial owner,” as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(c) Board:  The Board of Directors of the Company.

(d) Change of Control:

The occurrence of any of the following events:

(i) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Act) other than the Permitted Holders;

(ii) any person or group, other than the Permitted Holders, is or becomes the Beneficial Owner (except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the voting stock of the Company (or any entity which controls the Company), including by way of merger, consolidation, tender or exchange offer or otherwise, provided that, in no event shall this subsection 2(f)(ii) result in a Change of Control if a Permitted Holder is the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (or any entity which controls the Company);

(iii) a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving the Company, unless securities representing 50% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the person or persons who were the Beneficial Owners of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

(e) Code:  The Internal Revenue Code of 1986, as amended, or any successor thereto.

(f) Committee:  The Compensation Committee of the Board (or a subcommittee thereof as provided under Section 4), or such other committee of the Board (including, without limitation, the full Board) to which the Board has delegated power to act under or pursuant to the provisions of the Plan.

(g) Company:  The Quigley Corporation, a Delaware corporation.

(h) Disability:  Inability of a Participant to perform in all material respects his duties and responsibilities to the Company or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant’s disability or infirmity which is satisfactory to the Committee.

(i) Effective Date:  The date the Board approves the Plan, or such later date as is designated by the Board.

(j) Employment:  The term “Employment” as used herein shall be deemed to refer to (i) a Participant’s employment if the Participant is an employee of the Company or any of its Affiliates, (ii) a Participant’s services as a consultant, advisor or other service provider, if the Participant is a consultant, advisor or other service provider to the Company or its Affiliates, and (iii) a Participant’s services as a non-employee director, if the Participant is a non-employee member of the Board.

(k) Exchange Act:  The Securities Exchange Act of 1934, as amended, or any successor thereto.

(l) Fair Market Value:  On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which such Shares are listed or admitted to trading, (ii) if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such other market in which such prices for the Shares are regularly quoted) or (iii) if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith; provided, however that in determining the Fair Market value, the Committee shall not apply a discount for any minority interest. With respect to (i) and (ii) above, if no sale of Shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System or other applicable market on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(m) ISO:  An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

(n) Option:  A stock option granted pursuant to Section 6 of the Plan.

(o) Option Price:  The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

(p) Participant:  An employee, director, consultant, advisor or other service provider of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

(q) Permitted Holder(s):  “Permitted Holder” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company or (ii) any stockholder of the Company who, together with its affiliates, owns 50% or more of the total voting power of all classes of voting stock of the Company as of the Effective Date, or any affiliate(s) of such stockholder.

(r) Person:  A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto)

(s) Plan:  The Quigley Corporation 2010 Equity Compensation Plan.

(t) Prior Plan:  Prior Plan shall mean The Quigley Corporation 1997 Stock Option Plan, as amended.

(u) Securities Act:  The Securities Act of 1933, as amended, or any successor thereto.

(v) Shares:  Shares of common stock of the Company.

(w) Subsidiary:  A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3. SHARES SUBJECT TO THE PLAN

Subject to this Section 3 and Section 7 of the Plan, the total number of Shares which may be issued under the Plan is equal to 1.5 million plus the number of Shares available for issuance under the Prior Plan as of the Effective Date. As of the Effective Date, no new options or other awards shall be granted under the Prior Plan. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Option or in consideration of the cancellation or termination of an Option shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Options under this Plan or the Prior Plan which terminate or lapse without the payment of consideration may be granted again under the Plan. All of the Options that are available for issuance under the Plan may be issued as Incentive Stock Options. The maximum number of Options that may be issued to one person under this Plan during any year shall not exceed 1.5 million.

4. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Option consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Options may, in the discretion of the Committee, be awarded under the Plan in assumption of, or in substitution for, outstanding Options previously granted by the Company, any of its Affiliates or any of their respective predecessors, or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute Options shall be counted against the aggregate number of Shares available for Options under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise, vesting or grant of an Option. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable minimum withholding taxes.

5. LIMITATIONS

No Option may be granted under the Plan after the seventh anniversary of the Effective Date, but Options theretofore granted may extend beyond that date.

6. TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a) Option Price.  The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted Options, as described in Section 4).

(b) Exercisability.  Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than seven years after the date it is granted. Each Option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Option agreement, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(c) Exercise of Options.  Except as otherwise provided in the Plan or in an Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, and provided that a sale of Shares by the Participant is permitted at such time under the Company’s insider trading policy then in effect, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent the Committee shall approve in the Option agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Option agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Option agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d) ISOs.  The Committee may grant Options under the Plan that are intended to be ISOs. Such ISOs shall comply with the requirements of Section 422 of the Code (or any successor section thereto). No ISO may be granted to any Participant who at the time of such grant owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the Option Price for such ISO is at least 110% of the Fair Market Value of a Share on the date the ISO is granted and (ii) the date on which such ISO terminates is a date not later than the day preceding the fifth anniversary of the date on which the ISO is granted. Any Participant who disposes of Shares acquired upon the exercise of an ISO either (i) within two years after the date of grant of such ISO or (ii) within one year after the transfer of such Shares to the Participant, shall notify the Company of such disposition and of the amount realized upon such disposition. All Options granted under the Plan are intended to be nonqualified stock options unless the applicable Option agreement expressly states that the Option is intended to be an ISO. If an Option is intended to be an

ISO, and if for any reason such Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a nonqualified stock option granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to nonqualified stock options. In no event shall any member of the Committee, the Company or any of its Affiliates (or their respective employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Option to qualify for any reason as an ISO.

(e) Attestation.  Wherever in this Plan or in any agreement evidencing an Option a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall, as appropriate, (i) treat the Option as exercised without further payment and/or (ii) withhold such number of Shares from the Shares acquired by the exercise of the Option.

7. ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Options granted under the Plan:

(a) Generally.  In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 15), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 of the Plan or pursuant to outstanding Options; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.

(b) Change of Control.  In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee shall accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Option. With respect to any Options that are vested pursuant to the preceding sentence, the Committee may (A) cancel such Options for fair value (as determined in the sole discretion of the Committee) which, in the case of Options, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Options) over the aggregate exercise price of such Options, (B) provide for the issuance of substitute Options that will substantially preserve the otherwise applicable terms of any affected Options previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 10 days prior to the Change of Control, such Options shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Options shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (A) above, the Committee may cancel Options for no consideration if the aggregate Fair Market Value of the Shares subject to such Options is less than or equal to the aggregate Option Price of such Options.

8. NO RIGHT TO EMPLOYMENT OR OPTIONS

The granting of an Option under the Plan shall impose no obligation on the Company or any of its Affiliates to continue the Employment of a Participant and shall not lessen or affect the Company’s or any Affiliate’s right to terminate the Employment of such Participant. No Participant or other Person shall have any claim to be granted any Option and there is no obligation for uniformity of treatment of Participants, holders or beneficiaries of Options. The terms and conditions of Options and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

9. SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant’s creditors.

10. NONTRANSFERABILITY OF OPTIONS

Unless otherwise determined by the Committee, an Option shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Option exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

11. AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the shareholders of the Company, would (except as is provided in Section 9 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Options may be granted to any Participant or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Option theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Options meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant). Except as set forth in Section 7 hereof, in no event may the Committee or any other entity reprice any option or substitute and outstanding option for a new option with a lower exercise price.

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Options issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Options and adopt such appropriate policies and procedures, including amendments and policies or procedures with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Options hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

12. INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Options with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

13. CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

14. EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s shareholders.

15. SECTION 409A

Notwithstanding other provisions of the Plan or any Option agreements thereunder, no Option shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Option under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Option agreement, as the case may be, without causing the Participant holding such Option to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Option subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 15 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 15.

Exhibit C

THE QUIGLEY CORPORATION

2010 DIRECTORS’ EQUITY COMPENSATION PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to attract and retain highly qualified individuals to serve on the Board of Directors of the Company, to relate Directors’ compensation more closely to the Company’s performance and its shareholders’ interests, and to increase Directors’ stock ownership in the Company. The Company expects that it will benefit from the added interest which such Directors will have in the welfare of the Company as a result of their proprietary interest in the Company's success.

2. DEFINITIONS

The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) Affiliate:  With respect to the Company, any entity directly or indirectly controlling, controlled by or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

(b) Award:  An Option or Other Stock-Based Award granted pursuant to the Plan.

(c) Beneficial Owner:  A “beneficial owner,” as such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(d) Board:  The Board of Directors of the Company.

(e) Change of Control:

The occurrence of any of the following events:

(i) the sale or disposition, in one or a series of related transactions, of all or substantially all, of the assets of the Company to any “person” or “group” (as such terms are defined in Sections 13(d)(3) or 14(d)(2) of the Act) other than the Permitted Holders;

(ii) any person or group, other than the Permitted Holders, is or becomes the Beneficial Owner (except that a person shall be deemed to have “beneficial ownership” of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of the total voting power of the voting stock of the Company (or any entity which controls the Company), including by way of merger, consolidation, tender or exchange offer or otherwise, provided that, in no event shall this subsection 2(f)(ii) result in a Change of Control if a Permitted Holder is the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (or any entity which controls the Company);

(iii) a reorganization, recapitalization, merger or consolidation (a “Corporate Transaction”) involving the Company, unless securities representing 50% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company or the corporation resulting from such Corporate Transaction (or the parent of such corporation) are held subsequent to such transaction by the person or persons who were the Beneficial Owners of the outstanding voting securities entitled to vote generally in the election of directors of the Company immediately prior to such Corporate Transaction, in substantially the same proportions as their ownership immediately prior to such Corporate Transaction; or

(iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors of the Company, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board, then in office.

(f) Code:  The Internal Revenue Code of 1986, as amended, or any successor thereto.

(g) Committee:  The Board.

(h) Company:  The Quigley Corporation, a Delaware corporation.

(i) Director:  A non-employee member of the Board.

(j) Disability:  Inability of a Participant to perform in all material respects his duties and responsibilities to the Company, or any Subsidiary of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Committee may reasonably determine in good faith. The Disability determination shall be in the sole discretion of the Committee and a Participant (or his representative) shall furnish the Committee with medical evidence documenting the Participant's disability or infirmity which is satisfactory to the Committee.

(k) Effective Date:  The date the Board approves the Plan, or such later date as is designated by the Board.

(l) Exchange Act:  The Securities Exchange Act of 1934, as amended, or any successor thereto.

(m) Fair Market Value:  On a given date, (i) if there should be a public market for the Shares on such date, the closing price of the Shares as reported on such date on the composite tape of the principal national securities exchange on which such Shares are listed or admitted to trading, or, if no composite tape exists for such national securities exchange on such date, then the closing price on the principal national securities exchange on which such Shares are listed or admitted to trading, or, (ii) if the Shares are not listed or admitted on a national securities exchange, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System (or such other market in which such prices for the Shares are regularly quoted), or, (iii) if there is no market on which the Shares are regularly quoted, the Fair Market Value shall be the value established by the Committee in good faith; provided, however that in determining the Fair Market value, the Committee shall not apply a discount for any minority interest. With respect to (i) and (ii) above, if no sale of Shares shall have been reported on such composite tape or such national securities exchange on such date or quoted on the National Association of Securities Dealer Automated Quotation System or other applicable market on such date, then the immediately preceding date on which sales of the Shares have been so reported or quoted shall be used.

(n) ISO:  An Option that is also an incentive stock option granted pursuant to Section 6(d) of the Plan.

(o) Option:  A stock option granted pursuant to Section 6 of the Plan.

(p) Option Price:  The purchase price per Share of an Option, as determined pursuant to Section 6(a) of the Plan.

(q) Participant:  A Director of the Company or any of its Affiliates who is selected by the Committee to participate in the Plan.

(r) Permitted Holders:  “Permitted Holder” means, as of the date of determination, any and all of (i) an employee benefit plan (or trust forming a part thereof) maintained by (A) the Company, or (B) any corporation or other Person of which a majority of its voting power of its voting equity securities or equity interest is owned, directly or indirectly, by the Company, or (ii) any stockholder of the Company who, together with its affiliates, owns 50% or more of the total voting power of all classes of voting stock of the Company as of the Effective Date, or any affiliate(s) of such stockholder.

(s) Person:  A “person,” as such term is used for purposes of Section 13(d) or 14(d) of the Act (or any successor section thereto).

(t) Plan:  The Quigley Corporation 2010 Equity Compensation Plan.

(u) Securities Act:  The Securities Act of 1933, as amended, or any successor thereto.

(v) Shares:  Shares of common stock of the Company.

(w) Subsidiary:  A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3. SHARES SUBJECT TO THE PLAN

Subject to Section 8 of the Plan, the total number of Shares which may be issued under the Plan is equal to three hundred thousand Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards which terminate or lapse without the payment of consideration may be granted again under the Plan.

4. ADMINISTRATION

The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or advisable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, but not limited to, Participants and their beneficiaries or successors). The Committee shall have the full power and authority to establish the terms and conditions of any Award consistent with the provisions of the Plan and to waive any such terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Awards may, in the discretion of the Committee, be awarded under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by the Company, any of its Affiliates or any of their respective predecessors, or any entity acquired by the Company or with which the Company combines. The number of Shares underlying such substitute Awards shall be counted against the aggregate number of Shares available for Awards under the Plan. The Committee shall require payment of any minimum amount it may determine to be necessary to withhold for federal, state, local or other, taxes as a result of the exercise, vesting or grant of an Award. Unless the Committee specifies otherwise, the Participant may elect to pay a portion or all of such minimum withholding taxes by (a) delivery in Shares or (b) having Shares withheld by the Company from any Shares that would have otherwise been received by the Participant. The number of Shares so delivered or withheld shall have an aggregate Fair Market Value sufficient to satisfy the applicable minimum withholding taxes.

5. LIMITATIONS

No Award may be granted under the Plan after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

6. TERMS AND CONDITIONS OF OPTIONS

Options granted under the Plan shall be, as determined by the Committee, non-qualified or incentive stock options for federal income tax purposes, as evidenced by the related Option agreements, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as the Committee shall determine:

(a) Option Price.  The Option Price per Share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the date an Option is granted (other than in the case of Options granted in substitution of previously granted Options, as described in Section 4).

(b) Exercisability.  Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee, but in no event shall an Option be exercisable more than seven years after the date it is granted. Each Option agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s service with the Company or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Option agreements, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

(c) Exercise of Options.  Except as otherwise provided in the Plan or in an Option agreement, an Option may be exercised for all, or from time to time any part, of the Shares for which it is then exercisable. For purposes of Section 6 of the Plan, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii) or (iv) in the following sentence. The purchase price for the Shares as to which an Option is exercised shall be paid to the Company to the extent permitted by law, (i) in cash or its equivalent (e.g., by personal check) at the time the Option is exercised, (ii) in Shares having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee; provided that such Shares have been held by the Participant for no less than six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), (iii) partly in cash and partly in Shares (as described in (ii) above), (iv) if there is a public market for the Shares at such time, and provided that a sale of Shares by the Participant is permitted at such time under the Company’s insider trading policy then in effect, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such Sale equal to the aggregate Option Price for the Shares being purchased or (v) to the extent the Committee shall approve in the Option agreement or otherwise, through “net settlement” in Shares. In the case of a “net settlement” of an Option, the Company will not require a cash payment of the Option Price of the Option set forth in the Option agreement, but will reduce the number of Shares issued upon the exercise by the largest number of whole Shares that have a Fair Market Value that does not exceed the aggregate Option Price set forth in the Option agreement. With respect to any remaining balance of the aggregate Option Price, the Company shall accept a cash payment. No Participant shall have any rights to dividends or other rights of a shareholder with respect to Shares subject to an Option until the Participant has given written notice of exercise of the Option, paid in full for such Shares and, if applicable, has satisfied any other conditions imposed by the Committee pursuant to the Plan.

(d) Attestation.  Wherever in this Plan or in any agreement evidencing an Option a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall, as appropriate, (i) treat the Option as exercised without further payment and/or (ii) withhold such number of Shares from the Shares acquired by the exercise of the Option.

7. OTHER STOCK-BASED AWARDS

(a) Generally.  The Committee, in its sole discretion, may grant or sell Awards of Shares, Awards of restricted Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Stock-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

(b) Performance-Based Awards.  Notwithstanding anything to the contrary herein, certain Other Stock-Based Awards granted under this Section 7 may be based on the attainment of written performance goals approved by the Committee for a performance period established by the Committee (“Performance-Based Awards”). The Committee shall determine whether, with respect to a performance period, the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify. In connection with such certification, the Committee, or its delegate, may decide that the amount of the Performance-Based Award actually paid to a given Participant may be less than the amount determined by the applicable performance goal formula; provided that the Committee shall have the authority to waive any applicable performance goals. In the event the applicable performance goals are not waived by the Committee, payment of a Performance-Based Award will occur only after certification and will be made as determined by the Committee in its sole discretion after the end of the applicable performance period.

8. ADJUSTMENTS UPON CERTAIN EVENTS

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to all Awards granted under the Plan:

(a) Generally.  In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange or change in capital structure, any distribution to shareholders of Shares (other than regular cash dividends) or any similar event, the Committee without liability to any person shall make such substitution or adjustment, if any, as it deems to be equitable (subject to Section 16), as to the number or kind of Shares or other securities issued or reserved for issuance as set forth in Section 3 of the Plan or pursuant to outstanding Awards; provided that the Committee shall determine in its sole discretion the manner in which such substitution or adjustment shall be made.

(b) Change of Control.  In the event of a Change of Control (or similar corporate transaction, whether or not including any Permitted Holder) after the Effective Date, the Committee shall accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award. With respect to any Awards that are vested pursuant to the preceding sentence, the Committee may (A) cancel such Awards for fair value (as determined in the sole discretion of the Committee) which, in the case of Awards, may equal the excess, if any, of value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no consideration is paid in any such transaction, the Fair Market Value of the Shares subject to such Awards) over the aggregate exercise price of such Awards, (B) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder as determined by the Committee in its sole discretion or (C) provide that for a period of at least 10 days prior to the Change of Control, such Awards shall be exercisable as to all shares subject thereto and that upon the occurrence of the Change of Control, such Awards shall terminate and be of no further force or effect. For the avoidance of doubt, pursuant to (A) above, the Committee may cancel Awards for no consideration if the aggregate Fair Market Value of the Shares subject to such Awards is less than or equal to the aggregate Award Price of such Awards.

9. SUCCESSORS AND ASSIGNS

The Plan shall be binding on all successors and assigns of the Company and the Participants, including, without limitation, the estate of each such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or any other representative of the Participant's creditors.

10. NONTRANSFERABILITY OF AWARDS

Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution. An Award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant.

11. AMENDMENTS OR TERMINATION

The Committee may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which (a) without the approval of the shareholders of the Company, would (except as is provided in Section 8 of the Plan) increase the total number of Shares reserved for the purposes of the Plan or change the maximum number of Shares for which Awards may be granted to any Participant, or (b) without the consent of a Participant, would materially adversely impair any of the rights under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan in such manner as it deems necessary to permit the granting of Awards meeting the requirements of the Code or other applicable laws (including, without limitation, to avoid adverse tax consequences to the Company or any Participant).

Without limiting the generality of the foregoing, to the extent applicable, notwithstanding anything herein to the contrary, this Plan and Awards issued hereunder shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretative guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code and related Department of Treasury guidance prior to payment to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and Awards and adopt appropriate policies and procedures, including amendments and policies or procedures with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to avoid the imposition of an additional tax under Section 409A of the Code.

12. INTERNATIONAL PARTICIPANTS

With respect to Participants who reside or work outside the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may, in its sole discretion, amend the terms of the Plan or Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or an Affiliate.

13. CHOICE OF LAW

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of laws.

14. EFFECTIVENESS OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to the approval of the Company’s shareholders.

15. SECTION 409A

Notwithstanding other provisions of the Plan or any Award agreements thereunder, no Award shall be granted, deferred, accelerated, extended, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, any payment or delivery of Shares in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment or delivery of Shares on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In the case of a Participant who is a “specified employee” (within the meaning of Section 409A(a)(2)(B)(i) of the Code), any payment and/or delivery of Shares in respect of any Award subject to Section 409A of the Code that are linked to the date of the Participant’s separation from service shall not be made prior to the date which is six (6) months after the date of such Participant’s separation from service from the Company and its affiliates, determined in accordance with Section 409A of the Code and the regulations promulgated thereunder. The Company shall use commercially reasonable efforts to implement the provisions of this Section 15 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to Participants with respect to this Section 16.

PROXY

THE QUIGLEY CORPORATION
PROXY CARD
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2010

The undersigned hereby: (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of The Quigley Corporation (the “Company”) to be held on May 5, 2010 and the Proxy Statement in connection therewith, each dated April __, 2010; (b) appoints Ted Karkus and Robert V. Cuddihy, Jr., and each of them with power of substitution, as Proxies; (c) authorizes the Proxies to represent and vote, as designated hereon, all of the shares of Common Stock of the Company, held of record by the undersigned as of the close of business March 31, 2010, at such Annual Meeting and at any adjournment(s) thereof; and (d) revokes any Proxies heretofore given.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

SEE REVERSE SIDE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
EACH OF PROPOSALS 1, 2, 3, 4, AND 5.

1. Election of Directors

DIRECTOR — NOMINEES:

Ted Karkus	☐ FOR ☐ WITHHOLD AUTHORITY	Mark Burnett	☐ FOR ☐ WITHHOLD AUTHORITY
John DeShazo	☐ FOR ☐ WITHHOLD AUTHORITY	Mark Frank	☐ FOR ☐ WITHHOLD AUTHORITY
Louis Gleckel, MD	☐ FOR ☐ WITHHOLD AUTHORITY	Mark Leventhal	☐ FOR ☐ WITHHOLD AUTHORITY
James McCubbin	☐ FOR ☐ WITHHOLD AUTHORITY

2. Ratification of Amper, Politziner & Mattia, LLP as the Company’s independent auditors

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

3. Amendment to the Company’s Articles of Incorporation to change the name of the Company to ProPhase Labs, Inc.

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

4. Ratification of the 2010 Equity Compensation Plan

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

5. Ratification of the 2010 Director’s Equity Compensation Plan

☐ FOR    ☐ AGAINST    ☐ ABSTAIN

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, AND 5 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐ Check here if you plan to attend the meeting
SIGNATURE(S) _______________________________
SIGNATURE(S) _______________________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
DATE _____________________________________